                                                                      EXHIBIT 24



             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
             -------------------------------------------------------

                           ANNUAL REPORT ON FORM 10-K
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                      ------------------------------------

                   Power of Attorney of Officers and Trustees
                   ------------------------------------------

         The undersigned, an Officer or Trustee or both an Officer and Trustee of First Union Real Estate Equity and Mortgage Investments, an Ohio business trust (the "Trust") which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1999 (hereinafter called the "Form 10-K"), does hereby constitute and appoint Daniel
P. Friedman with full power of substitution and resubstitution, as attorney to sign for him and in his name the Form 10-K and any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28 day of March, 2000.


/s/  William A. Ackman
------------------------
/s/  Daniel J. Altobello
------------------------
/s/  David P. Berkowitz
------------------------
/s/  Daniel P. Friedman
------------------------
/s/  Stephen J. Garchik
------------------------
/s/  David S. Klafter
------------------------
/s/  William Scully
------------------------
/s/  Stephen S. Snider
------------------------
/s/  Mary Ann Tighe
------------------------
/s/  James A. Williams
------------------------

                                                                      EXHIBIT 24
                                                                      ----------




             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
             -------------------------------------------------------

                           ANNUAL REPORT ON FORM 10-K
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                      ------------------------------------

                   Power of Attorney of Officers and Trustees
                   ------------------------------------------


         The undersigned, an Officer or Trustee or both an Officer and Trustee of First Union Real Estate Equity and Mortgage Investments, an Ohio business trust (the "Trust") which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1999 (hereinafter called the "Form 10-K"), does hereby constitute and appoint Daniel P. Friedman with full power of substitution and resubstitution, as attorneys or attorney to sign for him and in his name the Form 10-K and any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of _____, 2000.







____________________